UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 12, 2008

Date of Earliest Event Reported:  June 12, 2008

Sauer-Danfoss Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14097 (Commission File Number)	36-3482074 (I.R.S. Employer Identification No.)

250 Parkway Drive, Suite 270 Lincolnshire, Illinois Krokamp 35 24539 Neumünster, Germany		60069
(Address of principal executive offices)		(U.S. Zip Code)

Registrant’s telephone number, including area code:  (515) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01	Other Events

On June 12, 2008, Sauer-Danfoss Inc. (the “Company”) issued a press release announcing that it had adjourned the annual meeting of stockholders prior to taking a vote on any matters in the notice of the meeting.  The meeting will reconvene on July 10, 2008 at 5:00 p.m. Central European Time at the Sauer-Danfoss offices in Nørdborg, Denmark.  The Company does not expect to make any changes to the record date or the matters to be acted upon at the meeting.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

99.1         Press Release dated June 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAUER-DANFOSS INC.

DATE: June 12, 2008

	By:	/s/ Kenneth D. McCuskey
	Name:	Kenneth D. McCuskey
	Title:	Vice President and Chief Accounting Officer